FIRST FUNDS
                            TENNESSEE TAX-FREE PORTFOLIO

                        SUPPLEMENT DATED JANUARY 26, 1998, TO
                        THE PROSPECTUS DATED OCTOBER 24, 1997

            At a meeting on January 23, 1998, the Trustees of First Funds approved for the Tennessee Tax-Free Portfolio (the Portfolio) a proposed Sub-Advisory Agreement between First Tennessee Bank National Association (First Tennessee), the Portfolio's investment adviser, and its affiliated company, Martin & Company, Inc. (Martin), acting as sub-adviser. Implementation of the Sub-Advisory Agreement is contingent upon shareholder approval. A meeting to consider this proposal has been scheduled for February 27, 1998, for all shareholders of record on January 30, 1998.

            The proposed sub-advisory arrangement would not impact any fees paid by the Portfolio. Martin's fee as sub-adviser would be paid by -- and be the sole responsibility of -- First Tennessee. As sub-adviser, Martin would be entitled to a fee from First Tennessee of 0.30% of the Portfolio's average net assets. First Tennessee and Martin have each voluntarily agreed to waive their respective investment advisory fees. However, there is no guarantee that either waiver will continue.

            Martin recently became an investment advisory subsidiary of First Tennessee National Corporation, which also owns First Tennessee. Martin and its predecessors have been in the investment advisory business for over 8 years and have considerable experience in securities selection, including expertise in the selection of fixed-income securities. Martin has not previously advised or sub-advised a registered investment company such as First Funds. It is anticipated,


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however, that Martin will assume advisory or sub-advisory duties for two of the
First Funds portfolios, including the Portfolio.

            If shareholders approve the Sub-Advisory Agreement, the Portfolio's current investment manager, Ralph W. Herbert is expected to join Martin and continue as the day-to-day investment manager of the Portfolio. Mr. Herbert has over 19 years of experience in the financial services industry and specializes in fixed-income securities. Along with Mr. Herbert, Ted L. Flickinger, Jr., Vice President and Fixed Income Portfolio Manager with Martin, is expected to be appointed as co-manager of the Portfolio. Mr. Flickinger is a Chartered Financial Analyst and has over 14 years of experience in the investment management industry, at least 7 of which have been with Martin concentrating on fixed-income securities.

            The Portfolio's investment objective and investment policies, limitations, restrictions and guidelines are not proposed to change. However, the dollar-weighted average maturity of the Portfolio since inception has been between 5 and 15 years and at December 31, 1997, was 9.9 years. As a fixed-income securities adviser, Martin has historically favored securities with a somewhat shorter maturity range, typically between 3 and 10 years. Consequently, the Portfolio's average maturity is anticipated to decrease over time.

            In addition, the Portfolio's Trustees have given preliminary approval of the in-kind transfer of assets into the Portfolio from certain common trust funds advised by First Tennessee. The transfer is contingent upon a number of elements and is not expected to occur, if at all, before the end of February 1998. If all of the assets in the common trust funds are transferred to the Portfolio as proposed, the Portfolio's total assets will increase from approximately $28,754,000 at December 31, 1997, to approximately $178,111,000. Based on the securities in the Portfolio and the common trust funds at December 31, 1997, the asset transfer is expected to shorten the dollar-weighted average maturity of the Portfolio from approximately 9.9 years to approximately 7.1 years. The asset transfer is also expected to decrease the Portfolio's expense ratios due to economies of scale that may be realized by the Portfolio with more assets.


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